UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-3 Home Equity Mortgage Pass-Through Certificates, Series 2005-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-22               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers, Select Portfolio Servicing, Inc., as special servicer, and JPMorgan Chase Bank, N.A., as trustee.

       On October 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-3
            Home Equity Mortgage Pass-Through Certificates, Series 2005-3

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: October 28, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2005

                           Credit Suisse First Boston
         Home Equity Mortgage Pass-Through Certificates, Series 2005-3
                        Statement to Certificateholders
                               October 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1     300,120,000.00    277,763,428.47    14,087,622.30     910,678.26    14,998,300.56      0.00         0.00      263,675,806.17
AR             100.00              0.00             0.00           0.00             0.00      0.00         0.00                0.00
ARL            100.00              0.00             0.00           0.00             0.00      0.00         0.00                0.00
M1      21,730,000.00     21,730,000.00             0.00      76,495.64        76,495.64      0.00         0.00       21,730,000.00
M2      10,870,000.00     10,870,000.00             0.00      38,528.11        38,528.11      0.00         0.00       10,870,000.00
M3      18,860,000.00     18,860,000.00             0.00      69,127.14        69,127.14      0.00         0.00       18,860,000.00
M4       9,840,000.00      9,840,000.00             0.00      36,621.20        36,621.20      0.00         0.00        9,840,000.00
M5      10,050,000.00     10,050,000.00             0.00      45,182.29        45,182.29      0.00         0.00       10,050,000.00
M6       8,820,000.00      8,820,000.00             0.00      36,448.65        36,448.65      0.00         0.00        8,820,000.00
M7       9,020,000.00      9,020,000.00             0.00      39,454.98        39,454.98      0.00         0.00        9,020,000.00
M8       6,760,000.00      6,760,000.00             0.00      33,381.26        33,381.26      0.00         0.00        6,760,000.00
B1       7,170,000.00      7,170,000.00             0.00      41,825.00        41,825.00      0.00         0.00        7,170,000.00
B2       6,760,000.00      6,760,000.00             0.00      39,433.33        39,433.33      0.00         0.00        6,760,000.00
P              100.00            100.00             0.00     181,942.95       181,942.95      0.00         0.00              100.00
TOTALS 410,000,300.00    387,643,528.47    14,087,622.30   1,549,118.81    15,636,741.11      0.00         0.00      373,555,906.17

X1     410,000,300.00    387,643,428.75             0.00           0.00             0.00      0.00         0.00      375,034,864.34
X2     410,000,300.00    410,000,300.00             0.00           0.00             0.00      0.00         0.00      410,000,300.00
XS     383,440,579.28    383,440,579.28             0.00      53,214.01        53,214.01      0.00         0.00      383,440,579.28
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1     225458C30        925.50789174     46.93996501    3.03438045    49.97434546     878.56792673           A1      4.070000 %
AR     225458C48          0.00000000      0.00000000    0.00000000     0.00000000       0.00000000           AR      8.561213 %
ARL    225458C55          0.00000000      0.00000000    0.00000000     0.00000000       0.00000000           ARL     8.561213 %
M1     225458C63      1,000.00000000      0.00000000    3.52027796     3.52027796   1,000.00000000           M1      4.370000 %
M2     225458C71      1,000.00000000      0.00000000    3.54444434     3.54444434   1,000.00000000           M2      4.400000 %
M3     225458C89      1,000.00000000      0.00000000    3.66527784     3.66527784   1,000.00000000           M3      4.550000 %
M4     225458C97      1,000.00000000      0.00000000    3.72166667     3.72166667   1,000.00000000           M4      4.620000 %
M5     225458D21      1,000.00000000      0.00000000    4.49575025     4.49575025   1,000.00000000           M5      5.394900 %
M6     225458D39      1,000.00000000      0.00000000    4.13250000     4.13250000   1,000.00000000           M6      5.130000 %
M7     225458D47      1,000.00000000      0.00000000    4.37416630     4.37416630   1,000.00000000           M7      5.430000 %
M8     225458D54      1,000.00000000      0.00000000    4.93805621     4.93805621   1,000.00000000           M8      6.130000 %
B1     225458E20      1,000.00000000      0.00000000    5.83333333     5.83333333   1,000.00000000           B1      7.000000 %
B2     225458E38      1,000.00000000      0.00000000    5.83333284     5.83333284   1,000.00000000           B2      7.000000 %
P      225458D62      1,000.00000000      0.00000000        ######        #######   1,000.00000000           P       8.561213 %
TOTALS                  945.47132885     34.36002925    3.77833580    38.13836505     911.11129960

X1     225458D70        945.47108563      0.00000000    0.00000000     0.00000000     914.71851201           X1      0.000000 %
X2     225458D88      1,000.00000000      0.00000000    0.00000000     0.00000000   1,000.00000000           X2      0.000000 %
XS     225458D96      1,000.00000000      0.00000000    0.13878033     0.13878033   1,000.00000000           XS      0.000000 %
----------------------------------------------------------------------------------------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)         Principal Remittance Amount                                                                 12,595,832.07

                        Scheduled Principal Payments                                                                   226,246.26

                        Principal Prepayments                                                                       12,217,695.19

                        Curtailments                                                                                    86,060.30

                        Cutailment Interest Adjustments                                                                     70.90

                        Repurchase Principal                                                                                 0.00

                        Substitution Amounts                                                                                 0.00

                        Net Liquidation Proceeds                                                                        57,375.96

                        Other Principal Adjustments                                                                         24.93

                        Gross Interest                                                                               2,971,761.56

                        Recoveries from Prior Loss Determinations                                                            0.00

                        Reimbursements of Non-Recoverable Advances Previously Made                                           0.00

                        Recovery of Reimbursements Previously Deemed Non-Recoverable                                         0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected                              85

                        Balance of Loans with Respect to which Prepayment Penalties were Collected                   4,803,167.04

                        Amount of Prepayment Penalties Collected                                                       181,942.24

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                                               7,026

                        Beginning Aggregate Loan Balance                                                           361,083,807.75

                        Ending Number of Loans Outstanding                                                                  6,812

                        Ending Aggregate Loan Balance                                                              348,483,601.87

Sec. 4.06(a)(v)         Servicing Fees (Including Credit Risk Manager Fee)                                             102,397.96

                        Trustee Fees                                                                                     1,504.52

Sec. 4.06(a)(vii)       Current Advances                                                                                      N/A

                        Aggregate Advances                                                                                    N/A

Section 4.06(a)(viii)   Delinquent Mortgage Loans
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        62             3,132,651.79                  0.90 %
                                              2 Month                        34             1,777,898.76                  0.51 %
                                              3 Month                        19             1,199,359.57                  0.34 %
                                               Total                        115             6,109,910.12                  1.75 %
                                               Group Totals
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        62             3,132,651.79                  0.90 %
                                              2 Month                        34             1,777,898.76                  0.51 %
                                              3 Month                        19             1,199,359.57                  0.34 %
                                               Total                        115             6,109,910.12                  1.75 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                        11              378,401.96                  0.11 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                        11              378,401.96                  0.11 %
                                              * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Section 4.06(a)(xi)     REO Properties
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Section 4.06(a)(xii)    Current Realized Losses                                                                           12,732.34

                        Cumulative Realized Losses - Reduced by Recoveries                                                12,732.34

Prefunding              Beginning Balance                                                                             26,559,721.00
Account                 Subsequent Transfer Amount                                                                    26,551,362.47
                        End of Pre-Funding Period Transfer                                                                 8,358.53
                        Ending Balance Prefunding Account                                                                      0.00

Capitalized             Beginning Balance                                                                                109,568.88
Interest Account        Capitalized Interest Requirement                                                                  93,384.47
                        Remaining Funds to Seller                                                                         16,184.41
                        Ending Balance                                                                                         0.00

Trigger Event           Trigger Event Occurrence (Effective March 2008)                                                          NO
                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                                  0.42337 %
                        Sr. Enhancement Percentage x 16%                                                                 15.84000 %
                                              OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                        0.00332 %
                        Cumulative Loss Limit                                                                                0.00 %

O/C Reporting           Targeted Overcollateralization Amount                                                         18,376,713.25
                        Ending Overcollateralization Amount                                                            1,479,058.17
                        Ending Overcollateralization Deficiency                                                       16,897,655.08
                        Overcollateralization Release Amount                                                                   0.00
                        Monthly Excess Interest                                                                        1,491,790.23
                        Payment to Class X-1                                                                                   0.00
                        Reserve Fund Beginning Balance                                                                         0.00
                        Deposits under the Interest Rate Cap Agreement                                                         0.00
                        Deposits under the Swap Agreement                                                                      0.00
                        Reserve Fund Ending Balance                                                                            0.00

                        Interest Rate Cap Agreement Notional Amounts (Current Month)                                 197,789,321.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
